Exhibit 99.1
News Release

Contact: Scott W. Holmes, Senior Vice President and Chief Financial Officer, (615) 269-8175
HEALTHCARE REALTY TRUST ANNOUNCES QUARTERLY
AND YEAR-TO-DATE RESULTS
     NASHVILLE, Tennessee November 30, 2005 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced its results for the first, second and third quarters of 2005 and the nine months ended September 30, 2005.
     Revenues for the first quarter ended March 31, 2005 totaled $61.7 million, compared with the prior year’s $48.8 million. Net income for the first quarter of 2005 was $20.7 million, or $0.44 per diluted common share, which includes a gain on sale of $6.1 million, versus $14.8 million, or $0.35 per diluted common share, for the first quarter of 2004. Funds from operations (“FFO”), calculated according to the definition of the National Association of Real Estate Investment Trusts and comprised primarily of net income and depreciation from real estate, totaled $29.4 million for the first quarter of 2005, compared with $26.1 million for the same period in 2004. FFO per diluted common share for the first quarter of 2005 totaled $0.62, compared with $0.61 for the first quarter of 2004. A reconciliation of FFO to net income follows.
     Revenues for the second quarter ended June 30, 2005 totaled $61.7 million, compared with the prior year’s $55.9 million. Net income for the second quarter of 2005 was $11.6 million, or $0.24 per diluted common share, versus $14.2 million, or $0.33 per diluted common share, for the second quarter of 2004. FFO totaled $25.3 million for the second quarter of 2005, compared with $27.6 million for the same period in 2004. FFO per diluted common share for the second quarter of 2005 totaled $0.53, compared with $0.65 for the second quarter of 2004. Net income and FFO for the three months ended June 30, 2005 include the impact of the reversal of straight line rent receivables totaling $2.1 million, impairment charges totaling $0.7 million related to the sale of properties, and additional audit costs totaling $0.6 million. Before these items, FFO per diluted common share for the second quarter of 2005 would have been $0.61.
     Revenues for the third quarter ended September 30, 2005 totaled $67.0 million, compared with the prior year’s $59.8 million. Net income for the third quarter of 2005 was $8.7 million, or $0.18 per diluted common share, which includes the impact of a $2.7 million allowance related to property damage from hurricane Katrina, versus $14.9 million, or $0.32 per diluted common share, for the third quarter of 2004. FFO totaled $26.6 million for the third quarter of 2005, compared with $29.7 million for the same period in 2004. FFO per diluted common share for the third quarter of 2005 totaled $0.56, compared with $0.65 for the third quarter of 2004. Net income and FFO for the third quarter of 2005 include $0.7 million of severance costs related to departmental realignments and $0.9 million of additional unusual expenses, including bank fees, certain project costs and accrual adjustments. Before these items, FFO per diluted common share for the third quarter of 2005 would have been $0.60.
     Revenues for the nine months ended September 30, 2005 totaled $189.6 million compared with the prior year’s $163.8 million. Net income for the nine-month period was $41.0 million, or $0.86 per diluted common share, versus $43.9 million, or $1.00 per diluted common share, for the first nine months of 2004. FFO totaled $81.2 million for the first nine months ended September 30, 2005, compared with $83.4 million for the same period ended September 30, 2004. FFO per diluted common share for the first nine months of 2005 was $1.71, versus $1.91 for the same period in 2004. Were it not for the unusual items described above, FFO per diluted common share for the first nine months ended September 30, 2005 would have been $1.82.

     Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of September 30, 2005, the Company had investments of approximately $1.9 billion in 246 real estate properties or mortgages, totaling approximately 12.9 million square feet. The Company’s portfolio was comprised of six major facility types, located in 29 states. The Company provided property management services to approximately 7.6 million square feet nationwide.
The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter’s operations. Please contact the
Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a
10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2004.
Forward-looking statements represent the Company’s judgment as of the date of this release. The
Company disclaims any obligation to update forward-looking material.
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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statements of Income
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Revenues:
Master lease rental income	$18,908	$18,065	$56,254	$54,351
Property operating income	35,441	29,844	101,133	76,195
Straight line rent (1)	267	329	(1,143)	718
Mortgage interest income	2,624	1,953	6,276	7,586
Other operating income	9,735	9,593	27,050	24,911

	66,975	59,784	189,570	163,761

Expenses:
General and administrative	4,682	3,105	12,006	9,566
Property operating expenses	19,108	15,277	53,609	39,072
Other operating expenses	4,291	3,566	11,879	10,716
Interest	12,318	11,735	35,920	32,511
Depreciation	15,013	11,312	38,858	31,850
Amortization	3,063	2,775	9,208	5,003

	58,475	47,770	161,480	128,718

Income from continuing operations	8,500	12,014	28,090	35,043

Discontinued operations:
Operating income from discontinued operations	171	2,879	6,118	9,452
Gain (loss) on sale of real estate properties and (impairments), net	(6)	(37)	6,773	(604)

	165	2,842	12,891	8,848

Net income	$8,665	$14,856	$40,981	$43,891

Basic earnings per common share:
Income from continuing operations per common share	$0.18	$0.27	$0.60	$0.82

Discontinued operations per common share	$0.01	$0.06	$0.28	$0.21

Net income per common share	$0.19	$0.33	$0.88	$1.03

Diluted earnings per common share:
Income from continuing operations per common share	$0.18	$0.26	$0.59	$0.80

Discontinued operations per common share	$0.00	$0.06	$0.27	$0.20

Net income per common share	$0.18	$0.32	$0.86	$1.00

Weighted average common shares outstanding — Basic	46,484,410	44,958,369	46,457,378	42,809,829

Weighted average common shares outstanding — Diluted	47,443,704	45,866,536	47,399,383	43,711,648

(1)	A straight line rent receivable totaling $2.1 million on three properties leased to one operator was reversed during the three months ended June 30, 2005, due to the restructuring of a lease.
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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statements of Income
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Three Months Ended
	March 31,		June 30,
	2005	2004	2005	2004
Revenues:
Master lease rental income	$18,291	$17,814	$19,106	$18,521
Property operating income	33,326	21,454	32,995	25,559
Straight line rent (1)	242	118	(1,653)	271
Mortgage interest income	1,337	2,814	2,315	2,819
Other operating income	8,468	6,594	8,934	8,774

	61,664	48,794	61,697	55,944

Expenses:
General and administrative	3,260	3,455	4,064	3,006
Property operating expenses	16,845	10,829	17,900	13,187
Other operating expenses	3,740	3,260	3,850	3,891
Interest	11,924	8,959	11,678	11,817
Depreciation	11,832	9,990	12,173	10,696
Amortization	3,072	662	3,073	1,566

	50,673	37,155	52,738	44,163

Income from continuing operations	10,991	11,639	8,959	11,781

Discontinued operations:
Operating income from discontinued operations	3,621	3,179	1,966	3,002
Gain (loss) on sale of real estate properties and (impairments), net	6,136	0	642	(567)

	9,757	3,179	2,608	2,435

Net income	$20,748	$14,818	$11,567	$14,216

Basic earnings per common share:
Income from continuing operations per common share	$0.24	$0.28	$0.19	$0.28

Discontinued operations per common share	$0.21	$0.08	$0.06	$0.06

Net income per common share	$0.45	$0.36	$0.25	$0.34

Diluted earnings per common share:
Income from continuing operations per common share	$0.23	$0.27	$0.19	$0.28

Discontinued operations per common share	$0.21	$0.08	$0.05	$0.05

Net income per common share	$0.44	$0.35	$0.24	$0.33

Weighted average common shares outstanding — Basic	46,410,524	41,706,133	46,476,389	41,741,375

Weighted average common shares outstanding — Diluted	47,347,587	42,633,861	47,403,316	42,612,274

(1)	A straight line rent receivable totaling $2.1 million on three properties leased to one operator was reversed during the three months ended June 30, 2005, due to the restructuring of a lease.
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HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of Funds From Operations (1)
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Net income (2)	$8,665	$14,856	$40,981	$43,891
Net (gain) loss on sale of real estate properties	6	37	(7,483)	604
Real estate depreciation and amortization	17,889	14,782	47,721	38,871

Total adjustments	17,895	14,819	40,238	39,475

Funds from operations — Basic and Diluted	$26,560	$29,675	$81,219	$83,366

Funds from operations per common share — Basic	$0.57	$0.66	$1.75	$1.95

Funds from operations per common share — Diluted	$0.56	$0.65	$1.71	$1.91

Weighted average common shares outstanding — Basic	46,484,410	44,958,369	46,457,378	42,809,829

Weighted average common shares outstanding — Diluted	47,443,704	45,866,536	47,399,383	43,711,648

(1)	Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

Management believes FFO and FFO per share to be supplemental measures of a REIT’s performance because they provide an understanding of the operating performance of the Company’s properties without giving effect to significant non-cash items, primarily depreciation of real estate. Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs; furthermore, because FFO per share is consistently and regularly reported, discussed and compared by research analysts in their notes and publications about REITs; and finally, because research analysts publish their earnings estimates and consensus estimates for healthcare REITs only in terms of fully-diluted FFO per share and not in terms of net income or earnings per share. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	Net income includes non-cash deferred compensation of $1.1 million and $0.9 million, respectively, for the three months ended September 30, 2005 and 2004, and $2.8 million and $2.7 million, respectively, for the nine months ended September 30, 2005 and 2004.

HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of Funds From Operations (1)
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Three Months Ended
	March 31,		June 30,
	2005	2004	2005	2004

Net income (2)	$20,748	$14,818	$11,567	$14,216
Net (gain) loss on sale of real estate properties	(6,161)	—	(1,325)	567
Real estate depreciation and amortization	14,822	11,237	15,010	12,853

Total adjustments	8,661	11,237	13,685	13,420

Funds from operations — Basic and Diluted	$29,409	$26,055	$25,252	$27,636

Funds from operations per common share — Basic	$0.63	$0.62	$0.54	$0.66

Funds from operations per common share — Diluted	$0.62	$0.61	$0.53	$0.65

Weighted average common shares outstanding — Basic	46,410,524	41,706,133	46,476,389	41,741,375

Weighted average common shares outstanding — Diluted	47,347,587	42,633,861	47,403,316	42,612,274

(1)	Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

Management believes FFO and FFO per share to be supplemental measures of a REIT’s performance because they provide an understanding of the operating performance of the Company’s properties without giving effect to significant non-cash items, primarily depreciation of real estate. Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company’s peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs; furthermore, because FFO per share is consistently and regularly reported, discussed and compared by research analysts in their notes and publications about REITs; and finally, because research analysts publish their earnings estimates and consensus estimates for healthcare REITs only in terms of fully-diluted FFO per share and not in terms of net income or earnings per share. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

(2)	Net income includes non-cash deferred compensation of $0.9 million and $0.9 million, respectively, for the three months ended March 31, 2005 and 2004, and $0.9 million and $0.9 million, respectively, for the three months ended June 30, 2005 and 2004.
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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statement of Cash Flows
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
OPERATING ACTIVITIES
Net income	$8,665	$14,856	$40,981	$43,891

Non-cash adjustments:
Depreciation and amortization — real estate	17,889	14,782	47,721	38,871
Depreciation and amortization — other	(67)	298	1,161	686
Net (gain) loss on sales of real estate and impairments	6	37	(6,773)	604
Deferred compensation amortization	1,064	888	2,835	2,663
(Increase) decrease in straight line rent	(267)	257	1,305	(232)

Other items:
Increase in other liabilities	1,987	1,478	588	3,921
Increase in other assets	(4,166)	(726)	(8,938)	(5,128)
Increase in accounts payable and accrued liabilities	19,257	13,677	16,682	17,449

Net cash provided by operating activities	$44,368	$45,547	$95,562	$102,725

INVESTING ACTIVITIES
Acquisition and development of real estate properties	(17,478)	(146,674)	(89,825)	(338,760)
Funding of mortgages and notes receivable	(1,290)	(1,354)	(65,316)	(2,907)
Proceeds from sales of real estate	—	287	130,079	5,189
Proceeds from mortgage and notes repayments	1,713	21,852	5,674	30,096

Net cash used in investing activities	$(17,055)	$(125,889)	$(19,388)	$(306,382)

FINANCING ACTIVITIES
Borrowings on notes and bonds payable	41,000	55,000	163,248	508,494
Repayments on notes and bonds payable	(32,964)	(102,870)	(143,690)	(378,798)
Dividends paid	(31,521)	(30,509)	(93,822)	(84,941)
Debt issuance costs	—	(29)	—	(2,566)
Proceeds from issuance of common stock	(76)	159,119	793	160,616

Net cash provided by (used in) financing activities	$(23,561)	$80,711	$(73,471)	$202,805

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,752	369	2,703	(852)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,634	3,696	2,683	4,917

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$5,386	$4,065	$5,386	$4,065

Net cash provided by operating activities	$44,368	$45,547	$95,562	$102,725
Weighted average common shares outstanding — Basic	46,484,410	44,958,369	46,457,378	42,809,829
Weighted average common shares outstanding — Diluted	47,443,704	45,866,536	47,399,383	43,711,648
Dividends declared and paid in the period	$0.660	$0.640	$1.965	$1.905
Dividend payout percentage	69%	63%	96%	79%
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HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statement of Cash Flows
(Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Three Months Ended
	March 31,		June 30,
	2005	2004	2005	2004
OPERATING ACTIVITIES
Net income	$20,748	$14,818	$11,567	$14,216

Non-cash adjustments:
Depreciation and amortization — real estate	14,822	11,237	15,010	12,853
Depreciation and amortization — other	643	193	586	194
Net (gain) loss on sales of real estate and impairments	(6,136)	—	(642)	567
Deferred compensation amortization	901	887	869	887
(Increase) decrease in straight line rent	(239)	(182)	1,811	(307)

Other items:
Increase (decrease) in other liabilities	(648)	2,545	(751)	(102)
(Increase) decrease in other assets	(2,205)	(15,628)	(2,567)	11,227
Increase (decrease) in accounts payable and accrued liabilities	5,853	3,300	(8,428)	473

Net cash provided by operating activities	$33,739	$17,170	$17,455	$40,008

INVESTING ACTIVITIES
Acquisition and development of real estate properties	(7,354)	(58,003)	(64,993)	(134,083)
Funding of mortgages and notes receivable	(50,445)	(379)	(13,581)	(1,174)
Proceeds from sales of real estate	62,233	479	67,846	4,423
Proceeds from mortgage and notes repayments	498	290	3,463	7,954

Net cash provided by (used in) investing activities	$4,932	$(57,613)	$(7,265)	$(122,880)

FINANCING ACTIVITIES
Borrowings on notes and bonds payable	18,000	378,494	104,248	75,000
Repayments on notes and bonds payable	(22,479)	(255,731)	(88,247)	(20,197)
Dividends paid	(31,024)	(27,095)	(31,277)	(27,337)
Debt issuance costs	—	(1,951)	—	(586)
Proceeds from issuance of common stock	597	972	272	525

Net cash provided by (used in) financing activities	$(34,906)	$94,689	$(15,004)	$27,405

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,765	54,246	(4,814)	(55,467)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	2,683	4,917	6,448	59,163

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$6,448	$59,163	$1,634	$3,696

Net cash provided by operating activities	$33,739	$17,170	$17,455	$40,008
Weighted average common shares outstanding — Basic	46,410,524	41,706,133	46,476,389	41,741,375
Weighted average common shares outstanding — Diluted	47,347,587	42,633,861	47,403,316	42,612,274
Dividends declared and paid in the period	$0.650	$0.630	$0.655	$0.635
Dividend payout percentage	89%	153%	174%	66%
Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.
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